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                                                                      EXHIBIT 6

                                   WELCOME TO

                                 NATIONWIDE LIFE
                                INSURANCE COMPANY
                                        &
                               NATIONWIDE LIFE AND
                            ANNUITY INSURANCE COMPANY

                                  SPECIMEN COPY

VLOB-113                                                                 (06/98)



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[NATIONWIDE INSURANCE LOGO]

                                     PART I

                                                                                               | | Nationwide Life Insurance Company
                                                                                               | | Nationwide Life and Annuity
                                                                                                      Insurance Company
Employer-Sponsored                                                                             P.O. Box 182150
Flexible Premium Variable Universal Life                                                       Columbus,  Ohio  43218-2150

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1.    EMPLOYER INFORMATION
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Employer Name                                                                                     Taxpayer ID Number

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Address (City, State, Zip Code)

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2.    INSURED
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Name of Insured (First, Middle, Last)                                           Home Telephone             Business Telephone
                                                                                (      )                   (      )
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                                                                                       Social Security
Sex  | | M  | | F   Age           Date of Birth    /    /    Birth Place               Number                       -      -
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Street Address                                                 City             State             Zip Code         County
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3.    OWNER  (If other than Employer)
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Full Name                                                                       Date of Birth     Relationship to Insured
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Address                                                                                           Social Sec or Tax ID Number
                                                                                                           -        -
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4.    BENEFICIARY   (If other than Employer)
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          Full Name of                                                  Date Of               Relationship             Social
          Beneficiary                    Address                         Birth                 To Insured            Security #

---------------------------   ---------------------------------  ------------------------  --------------------  -------------------

---------------------------   ---------------------------------  ------------------------  --------------------  -------------------

---------------------------   ---------------------------------  ------------------------  --------------------  -------------------
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5.    SPECIFIED AMOUNT AND PREMIUM PLAN
----------------------------------- ------------------------------------------------------------------------------------------------
         Specified Amount                                                   Planned Premium

  $                                 | | Employer List Bill  $                        | |Annual             $ -----------------------
   ---------------------------                                ------------------
                                    | | Monthly             $                        | |Semi-Annual        $ -----------------------
                                                              ------------------
     Target Specified Amount            (Electronic Funds Transfer)                  | |Quarterly          $ -----------------------
        (Inclusive of APR)              (Attach completed authorization
                                        and void check)                              | |Other              $ -----------------------
  $
   ---------------------------

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6.    OPTIONAL BENEFIT RIDERS
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| |  Additional Protection Rider (Attach Schedule of Target Specified Amounts, if applicable)

| |  Other
           -------------------------------------------------------------------------------------------------------------------------

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7.    DEATH BENEFIT OPTION
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| | Option 1        (The Specified Amount, or a multiple of the Contract Value, whichever is greater.)
| | Option 2        (The Specified Amount, plus premium Contract Value, or a multiple of the Contract

                    Value, whichever is greater.)

| | Option 3        (The Specified Amount, plus the premium accumulation at                % interest or a multiple of the
                                                                            ---------------
                    Contract Value, whichever is greater.)
                    (IF NO OPTION IS SELECTED, OPTION 1 IS ELECTED.)

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VLOB-113                                                                                                                     (06/98)
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8.    SUPPLEMENTAL INFORMATION
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a. Have you been actively at work daily on a full-time basis (minimum 30 hours per week) for the past 3 months?
  (Disregard vacation days and absences that total less than 5 days.)

    | |Yes    | |No    If No, explain and complete PART II

b. Have you used any tobacco products in the past 12 months?

     | |Yes    | |No    If Yes, specify   Type:                                     Frequency:
                                                ----------------------------------             -------------------------------------

c. Will the insurance applied for replace existing Life Insurance or Annuities on any person here proposed for    insurance?

     | |Yes    | |No    If Yes, explain
                                        --------------------------------------------------------------------------------------------

                                        --------------------------------------------------------------------------------------------
                                                      (Complete and send replacement forms where applicable.)

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9.    SUITABILITY
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                                                                                                                        YES   NO
a. Do you understand that the Death Benefit and Surrender Value may increase or decrease depending
   on the investment experience of the Variable Account?.............................................................   | |  | |

b. Do you believe that this policy will meet your insurance needs and financial objectives?..........................   | |  | |

c. Have you received a current copy of the prospectus?...............................................................   | |  | |

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10.   ALLOCATIONS
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 FOR  CONTRACTS  ISSUED IN STATES WHICH REQUIRE A RETURN OF PREMIUM TO A POLICY OWNER  EXERCISING  THE SHORT TERM RIGHT TO CANCEL;
 NET PREMIUMS  WILL BE ALLOCATED TO THE  NATIONWIDE  SEPARATE  ACCOUNT TRUST MONEY MARKET FUND OR TO THE FIXED ACCOUNT IF SELECTED
 UNTIL  THE END OF THE  RIGHT  TO  CANCEL  PERIOD.  AT THE END OF THIS  PERIOD,  YOUR  CONTRACT  VALUE  WILL BE  ALLOCATED  TO THE
 SUBACCOUNTS  INDICATED  BELOW.  FOR STATES REQUIRING A RETURN OF CASH VALUE YOUR NET PREMIUM WILL BE ALLOCATED TO THE SUBACCOUNTS
 AT THE BEGINNING OF THE SHORT TERM RIGHT TO CANCEL PERIOD.  YOUR  SELECTIONS MUST TOTAL 100%.  MINIMUM INITIAL  ALLOCATION TO ANY
 SINGLE  SUBACCOUNT  IS 1%. NO  FRACTIONAL  PERCENTAGES.  THESE  PERCENTAGES  WILL APPLY IN FUTURE YEARS BUT MAY BE CHANGED AT ANY
 TIME BY THE POLICY OWNER.  (IF NO ALLOCATION INDICATED, MONEY MARKET WILL BE AUTOMATICALLY SELECTED.)

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DREYFUS, INC.                                        OPPENHEIMER VARIABLE                   NATIONWIDE SEPARATE
      % Socially Responsible Growth Fund             ACCOUNTS FUND                          ACCOUNT TRUST
-----
      % Stock Index Fund                                   % Aggressive Growth Fund               % Capital Appreciation Fund
-----                                                -----                                  -----
      % VIF Capital Appreciation Port.                     % Bond Fund                            % Government Bond Fund
-----                                                -----                                  -----
      % VIF Disciplined Stock Port.                        % Global Securities Fund               % Money Market Fund
-----                                                -----                                  -----
      % VIF International Value Port                       % Growth Fund                          % Small Company Fund
-----                                                -----                                  -----
      % VIF Limited Term High Income Port.                 % Growth & Income Fund                 % Total Return Fund
-----                                                -----                                  -----
      % VIF Quality Bond Port.                             % High Income Fund
-----                                                -----
      % VIF Small Company Stock Port.                      % Multiple Strategies Fund       OTHER AVAILABLE FUNDS
-----                                                -----
                                                           % Small Cap Growth Fund          ----- % --------------------------------
                                                     -----
                                                           % Strategic Bond Fund            ----- % --------------------------------
                                                     -----
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11.   TAXPAYER IDENTIFICATION NUMBER
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  Under the Interest and Dividend  Compliance Act of 1983,  persons owning insurance policies are required to provide the Company with certification that their taxpayer  identification number is correct. (For most individuals,  this is their Social Security
  Number.)  If you do not  provide us with  certification  of this  number,  you may be subject to a $50  penalty  imposed by the
  Internal  Revenue  Service.  In  addition,  we will be forced to withhold 31% from  interest and other  payments we make to you
  (known as backup  withholding).  It is not an additional  tax,  since the amount  withheld will be applied  against the tax you owe.  If withholding results in an overpayment of taxes, a refund may be obtained.

  | |  Check this box if the Internal  Revenue  Service has notified you that you are not subject to the  provisions of this law.
       Otherwise,  your  signature  on this  application  is  certification  that  the  taxpayer  identification  number  on this application is true, correct, and complete.

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12.   IMPORTANT NOTICE
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  I  UNDERSTAND  THAT THE DEATH  BENEFIT  UNDER A VARIABLE  LIFE  INSURANCE  POLICY MAY  INCREASE OR  DECREASE,  DEPENDING ON THE
  INVESTMENT  RETURN OF THE  SUBACCOUNT(S) I SELECT.  REGARDLESS OF INVESTMENT  RETURN,  THE DEATH BENEFIT CAN NEVER BE LESS THAN
  THE SPECIFIED AMOUNT,  AS LONG AS THE POLICY IS IN FORCE. THE CONTRACT VALUE MAY INCREASE OR DECREASE ON ANY DAY,  DEPENDING ON
  THE INVESTMENT RETURN FOR THE POLICY.  NO MINIMUM CONTRACT VALUE IS GUARANTEED.  ON REQUEST,  WE WILL FURNISH  ILLUSTRATIONS OF
  BENEFITS,  INCLUDING DEATH BENEFITS AND CONTRACT VALUES FOR A VARIABLE LIFE INSURANCE  POLICY AND A FIXED LIFE INSURANCE POLICY
  FOR THE SAME PREMIUM.

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      AGREEMENT, AUTHORIZATION AND SIGNATURES
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I have read this  application.  I understand  each of the  questions.  All of the answers and  statements on this form are complete and true to the best of my knowledge and belief.  I understand and agree that:

1.   This  application and any amendments to it, will become a part of the Policy.  They are the basis of any insurance issued upon this application.

2.   Any person who  submits an  application  or a claim  containing  a false or  deceptive  statement,  and does so with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, is guilty of insurance fraud.

3.   No agent or other representative of Nationwide may accept risks or make or change any contract,  or waive or change any of the
     Company's rights or requirements.

4.   No information will be considered as having been given to Nationwide unless it is written in this application.

5.   Insurance will only take effect when all of the following conditions are met:

     a.  If a Policy is issued by Nationwide and is accepted by me; and

     b.  If the full first premium is paid; and

     c.  If all the answers and statements made on the  application and amendments  continue to be true to the best of my knowledge and belief.

Signed at                                                                 on
          --------------------------------------------------------------,    --------------------------------------, --------------.

-----------------------------------------------------------------   ----------------------------------------------------------------
               Signature of Proposed Insured                                               Signature of Owner

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  I have truly and accurately recorded all Proposed Insured's answers on this application and have witnessed his/her/their signature(s) hereon.

  To the best of my knowledge, the insurance applied for        | |will | | will not  (CHECK ONE) replace any life insurance or
  annuity.


-----------------------------------------------------------------   ----------------------------------------------------------------
     Licensed Resident Agent Signature               Firm                Agent's Name (Print)         License ID Number

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                                                               PART II

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13.   PERSONAL INFORMATION
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                                                                                                                       YES   NO
a. Have you ever had any application for Life or Health Insurance (or for reinstatement of Life or Health
   Insurance) declined, postponed, rated-up or limited?..............................................................   | |  | |

   (If "Yes", provide details below.)

b. Have you ever applied for or received disability payments for any illness or injury?..............................   | |  | |
   (If "Yes", provide details below.)

c. Has either of your natural parents suffered cardiovascular disease or death prior to age 60?......................   | |  | |

d. Have you ever had your driver's license suspended or revoked; or been convicted of driving while
   impaired or intoxicated; or been convicted in the past three years of more than one moving violation?.............   | |  | |
   (If "Yes", provide details, driver's license #, and state of issue below.)

e. Have you ever been convicted of a felony, misdemeanor, or any other crime or have you ever used
   drugs other than as prescribed by a physician?....................................................................   | |  | |
   (If "Yes", provide details below.)

f. In the past 3 years have you engaged in, or do you intend to engage in:  flying as a pilot, student pilot, or crew member; racing of an automobile, motorcycle, or any type of motor-powered vehicle; scuba diving, mountain climbing, hang gliding, parachuting, sky diving, bungee jumping, or any type of
   body-contact or life-threatening sport?...........................................................................   | |  | |
   (If "Yes", complete an Aviation/Hazardous Activities Questionnaire.)

DETAILS:

         ---------------------------------------------------------------------------------------------------------------------------

         ---------------------------------------------------------------------------------------------------------------------------

         ---------------------------------------------------------------------------------------------------------------------------

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14.   MEDICAL QUESTIONS AND INFORMATION
      (For each "yes" answer circle the appropriate item and provide details in #15 below.)
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                                                                                                                       YES   NO

To the best of your knowledge and belief, in the past 10 years have you been treated for or been diagnosed by a member of the medical profession as having:

a. Alcoholism, drug use other than as prescribed by a physician, nervous or mental disorder?.........................   | |  | |

b. High blood pressure, epilepsy or stroke, Alzheimer's disease, disease of the pancreas or lymph glands,
   blood disorder?...................................................................................................   | |  | |

c. Chest pains, heart attack or other heart disorder, diabetes, kidney disorder, lung or respiratory disorder
   or any cancer or malignancy?......................................................................................   | |  | |

d. AIDS (Acquired Immune Deficiency Syndrome), ARC (AIDS-related complex), or any other AIDS-related
   condition, or received a positive result of an HIV test?..........................................................   | |  | |

e. Any chronic or persistent disease not mentioned previously?.......................................................   | |  | |

Within the past five years, have you:

f. Consulted, or been examined or treated by any physician, chiropractor, or other medical practitioner,
   or by any hospital, clinic, or other medical facility not previously mentioned?...................................   | |  | |

g. Had any disease, disorder, injury, or operation not previously mentioned?.........................................   | |  | |

Within the past two years, have you:

h. Taken or do you currently take any prescription medication (If so, state name of drug, reason for taking
   drug and frequency below)?........................................................................................   | |  | |

i. Been advised to have any surgery, hospitalization, treatment or test that was not completed?........................ | |  | |

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15.   DETAILS OF MEDICAL HISTORY
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 Question Number
    & Letter            Dates       Details      (Be specific.  Give full names, addresses and telephone
                                                 number, if available, of physicians, hospitals, etc.)

------------------ ---------------- ------------------------------------------------------------------------------------------------

------------------ ---------------- ------------------------------------------------------------------------------------------------

------------------ ---------------- ------------------------------------------------------------------------------------------------

------------------ ---------------- ------------------------------------------------------------------------------------------------

------------------ ---------------- ------------------------------------------------------------------------------------------------

------------------ ---------------- ------------------------------------------------------------------------------------------------

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16.   PERSONAL PHYSICIAN INFORMATION
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Name, address, and phone number of Personal Physician
                                                      ------------------------------------------------------------------------------

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Date last consulted, reason and results
                                        --------------------------------------------------------------------------------------------

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Proposed Insured's Height:                                    Weight:
                           ---------------------------------          ---------------------------------

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17.   INSURANCE INFORMATION
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List all Life Insurance now in force on Proposed Insured.  If none, write "NONE".
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                                                                           Year      Accidental
        Insurance Company           Policy Number          Amount         Issued       Death              To Be Replaced?
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18.   SPECIAL INSTRUCTIONS
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                                              AGREEMENT, AUTHORIZATION AND SIGNATURES
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I have read this  application.  I understand  each of the  questions.  All of the answers and  statements on this form are complete and true to the best of my knowledge and belief.  I understand and agree that:

1.   This  application and any amendments to it, and any related medical  examinations  will become a part of the Policy.  They are the basis of any insurance issued upon this application.

2.   Any person who  submits an  application  or a claim  containing  a false or  deceptive  statement,  and does so with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, is guilty of insurance fraud.

3.   No medical  examiner or no agent or other  representative  of Nationwide  may accept risks or make or change any contract,  or waive or change any of the Company's rights or requirements.

4.   Insurance will only take effect when all of the following conditions are met:
     a.  If a Policy is issued by Nationwide and is accepted by me; and
     b.  If the full first premium is paid; and
     c.  If all the answers and statements made on the  application and amendments  continue to be true to the best of my knowledge and belief.

I have received the pre-notice  form of the Fair Credit  Reporting Act of 1970.  Also, the Medical  Information  Bureau  disclosure form has been given to me.  I certify that the Social Security Number given is correct and complete.
I authorize: any licensed physician or medical practitioner;  any hospital,  clinic or other medical or medically related facility;
any insurance company;  the Medical Information  Bureau; or any other organization,  institution or person who has knowledge of me;
to give that information to the Medical Director of the Nationwide Insurance Company, or its reinsurers.  This authorization,  or a copy of it, will be valid for a period of not more than one year from the date it was signed.

Signed at                                                                 on
          --------------------------------------------------------------,    ---------------------------------------, -------------.

                                                                       ------------------------------------------------------------
                                                                                     Signature of Proposed Insured

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I have truly and accurately recorded all Proposed Insured's answers on this application and have witnessed his/her/their signature(s) hereon.

To the best of my knowledge, the insurance applied for           | |will   | | will not  (CHECK ONE) replace any life insurance or
annuity.

------------------------------------------------------------            ------------------------------------------------------------
     Licensed Resident Agent Signature               Firm                      Agent's Name (Print)        License ID Number

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                               Provide To Proposed Insured ONLY If PART II Of Application Is Completed

                                                          IMPORTANT NOTICE

                                                 DETACH AND GIVE TO PROPOSED INSURED

                            PRE-NOTICE OF PROCEDURES AS REQUIRED BY THE FAIR CREDIT REPORTING ACT OF 1970

This notice is to inform you that as part of our normal underwriting procedures in connection with an application for insurance:

An  investigative  consumer report may be made whereby  information is obtained  through  personal  interviews with your neighbors, friends or others with whom you are  acquainted.  This  inquiry will  include  information  as to  character,  general  reputation, personal  characteristics  and mode of living,  except as may be related  directly or indirectly to your sexual  orientation,  with respect to you, members of your family, and others having an interest in or closely connected with the insurance transaction; and

Upon your written  request,  made within a reasonable time after you receive this notice,  additional  information as to the nature and scope of the  investigation,  if one is made,  will be provided.  Requests for  additional  information  should be addressed to
Nationwide Life Insurance Company/Nationwide Life and Annuity Insurance Company, Box 182150, Columbus, Ohio  43218-2150.

                                            MEDICAL INFORMATION BUREAU DISCLOSURE NOTICE

Information  regarding your insurability  will be treated as confidential.  Nationwide Life Insurance  Company/Nationwide  Life and
Annuity  Insurance  Company,  or its reinsurer(s) may, however,  make a brief report thereon to the Medical  Information  Bureau, a non-profit  membership  organization of life insurance companies,  which operates an information exchange on behalf of its members.
If you apply to another  Bureau member company for life or health  insurance  coverage or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information in its file.

Upon  receipt of a request  from you,  the Bureau will  arrange  disclosure  of any  information  it may have in your file.  If you question the accuracy of  information  in the Bureau's  file,  you may contact the Bureau and seek a correction in accordance  with the procedures set forth in the Federal Fair Credit  Reporting Act. The address of the Bureau's  information  office is Post Office
Box 105, Essex Station, Boston Massachusetts, 02112, telephone number (617) 426-3660.

Nationwide Life Insurance  Company/Nationwide  Life and Annuity Insurance Company, or its reinsurer(s) may also release information in its file to other life insurance  companies to whom you may apply for life or health insurance,  or to whom a claim for benefits may be submitted.

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